LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED AUGUST 31, 2012

TO THE SUMMARY PROSPECTUS DATED DECEMBER 29, 2011 OF

WESTERN ASSET GOVERNMENT MONEY MARKET FUND

CLASS A AND CLASS I SHARES

Western Asset Government Money Market Fund’s (“Government Fund”) Board of Trustees has authorized the fund to operate in a master/feeder structure, effective as of September 1, 2012. As a result, as of that date, Government Fund will pursue its investment objective by investing substantially all of its investable assets in Government Portfolio, an investment company with substantially the same investment objective, strategies and policies as Government Fund. In connection with the conversion to master/feeder structure, Government Fund will expand its investment objective to include the maintenance of liquidity, as well as current income and preservation of capital. Therefore, as of September 1, 2012, Government Fund’s investment objective is to seek maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. In addition, as of that date, Government Fund’s name will change to “Western Asset Government Reserves.” All references to Government Fund’s investment objective and name in the Summary Prospectus are modified accordingly as of September 1, 2012.

The last sentence of the legend on the cover of Government Fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated December 29, 2011, as supplemented on May 31, 2012, July 20, 2012 and August 31, 2012 and as may be amended or further supplemented, the fund’s statement of additional information, dated December 29, 2011, as supplemented on May 31, 2012 and August 31, 2012 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated August 31, 2011, are incorporated by reference into this Summary Prospectus.

Effective September 1, 2012, the following is added to the section of the Summary Prospectus titled “Fees and expenses of the fund”:

Government Fund invests in securities through an underlying fund: Government Portfolio. The table titled “Annual fund operating expenses” reflects the direct expenses of Government Fund and its allocated share of expenses of Government Portfolio.

Effective September 1, 2012, Class I shares of Government Fund will be closed to purchases by new investors. Effective November 1, 2012, Class I shares of Government Fund will be closed to incoming exchanges. Class I Shares will continue to be available for additional purchases by existing investors, including through dividend reinvestment.

WASX014925